UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2020

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38108	82-5134717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, NW, Suite 2200, Atlanta GA	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0000001 per share	CMLS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Cumulus Media Inc. (the “Company”), previously approved, subject to stockholder approval, the Cumulus Media Inc. 2020 Equity Incentive Compensation Plan (the “Plan”). The Company’s stockholders approved the Plan at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) held on April 30, 2020. A detailed summary of the material terms of the Plan appears under the caption “Proposal 4—Approval of the Cumulus Media Inc. 2020 Equity and Incentive Compensation Plan” in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2020, which description is incorporated by reference herein.

Item 5.07 – Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on April 30, 2020. The results of voting on the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting were as follows:

Proposal No. 1 (Election of Directors):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mary G. Berner	13,748,300	14,201	571,361
David M. Baum	13,686,370	76,131	571,361
Matthew C. Blank	13,686,496	76,005	571,361
Thomas H. Castro	13,748,139	14,362	571,361
Joan Hogan Gillman	13,685,380	77,121	571,361
Andrew W. Hobson	13,747,815	14,686	571,361
Brian G. Kushner	13,496,262	266,239	571,361

As a result of the foregoing vote, each of the seven listed nominees were elected to serve as directors of the Company until the Company’s next annual meeting of stockholders and until their successors are elected and qualified.

Proposal No. 2 (Proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers):

Votes For	Votes Against	Abstain	Broker Non-Votes
10,557,154	2,897,459	307,888	571,361

As a result of the foregoing, the proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers was approved.

Proposal No. 3 (Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020):

Votes For	Votes Against	Abstain
14,311,900	17,066	4,896

As a result of the foregoing, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020 was approved.

Proposal No. 4 (Proposal to approve the Company’s 2020 Equity and Incentive Compensation Plan):

Votes For	Votes Against	Abstain	Broker Non-Votes
7,355,864	6,193,601	213,036	571,361

As a result of the foregoing, the proposal to approve the Company’s 2020 Equity and Incentive Compensation Plan was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ Richard S. Denning
	Name:	Richard S. Denning
	Title:	Executive Vice President, General Counsel and Secretary

Date: May 6, 2020

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